Exhibit 99.1

Embraer’s Eve Consortium Announces Initial Urban Air Mobility Concept of Operations in Miami-Dade County

Melbourne, Florida, March 16, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, has formed a consortium of leading Urban Air Mobility (UAM) organizations and technology enablers, including Skyports, L3Harris Technologies, and the Community Air Mobility Initiative (CAMI) to develop a Concept of Operations (CONOPS) for UAM operations between Miami International Airport (MIA) and the Miami Beach Convention Center. This agnostic document is intended to be the first of several deliverables for bringing UAM operations to Miami-Dade.

The consortium examined the ecosystem required for both passenger and vehicle journeys, received valuable insights and feedback from stakeholders across Miami-Dade County, and accessed locally, publicly available information. The data were used to establish a foundational understanding of how UAM could safely support an airport shuttle use case in the county.

Each of the consortium partners has been playing an essential role within this collaboration. Skyports designs, builds, and operates take-off and landing infrastructures for UAM aircraft, L3Harris integrates next-generation Air Traffic Management (ATM) technologies to enable UAM operations, and CAMI supports the responsible integration of UAM into communities.

“Miami-Dade County and Florida present a great opportunity for Eve to create a blueprint that can be replicated in markets in North America and other regions as we look toward the introduction of UAM operations. Eve and the consortium have gained valuable insights into how best we, and our peers, can prepare the ecosystem to launch and scale safely. We are excited to continue working with all stakeholders in Miami-Dade County and the community on the next phases of this concept of operations,” said Andre Stein, co-CEO of Eve.

“Skyports is proud to partner with this consortium and community leaders to contribute our infrastructure knowledge to the future of Urban Air Mobility in Miami-Dade. We believe this study is an important first step to working with the community as well as local industry to ensure vertiports can be delivered with strong local support. As Miami-Dade County begins preparation for Urban Air Mobility operations in the coming years we look forward to working with local and state leaders to make this a reality,” said Duncan Walker, CEO of Skyports.

The consortium is now seeking community input on the first phase of this CONOPS and will hold various “listen and learn” sessions with community stakeholders, our peers, and potential operators to examine how additional procedures and frameworks can be developed in the coming months and years to facilitate the successful adoption of UAM operations in Miami-Dade. This feedback will allow the consortium to better understand Miami-Dade’s unique operating environment, establish a more detailed flight profile, address community concerns, and determine how charging infrastructure for electric vertical take-off and landing (eVTOL) aircraft can be safely built into a future UAM ecosystem.

The listen-and-learn period is expected to last until June 30, 2022, during which time feedback and requests to speak with the team can be addressed to Contact@EveAirMobility.com. Following the conclusion of the listen-and-learn period, the team will incorporate the community’s input and present the findings to the county and public stakeholders later this summer.

Follow Eve and Embraer on Twitter: @EveAirMobility @Embraer

About Eve Air Mobility

Eve is dedicated to accelerating the UAM ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

About Skyports

Skyports is the leading enabler of advanced air mobility (AAM) and provides the critical link between the ground and the sky. The company designs, builds, and operates take-off and landing infrastructure for air taxis, and partners with world-class electric vertical take-off and landing (eVTOL) passenger and cargo vehicle manufacturers around the world to enable safe, sustainable and efficient flight operations within urban and suburban environments. Skyports also flies drones as a service, which is already proving the viability of the company’s best-in-class unmanned systems technologies within the medical, e-commerce, maritime and logistics sectors. Based in London, United Kingdom, Skyports has projects operating in multiple continents, including in Asia, Africa, Australia, Europe, Middle East and North America. Skyports investors include Deutsche Bahn Digital Ventures, Groupe ADP, Irelandia Aviation and Levitate Capital.

About L3Harris Technologies

L3Harris Technologies is an agile global aerospace and defense technology innovator, delivering end-to-end solutions that meet customers’ mission-critical needs. The company provides advanced defense and commercial technologies across space, air, land, sea and cyber domains. L3Harris has approximately $18 billion in annual revenue and 47,000 employees, with customers in more than 100 countries. L3Harris.com.

About CAMI

The Community Air Mobility Initiative (CAMI) is a nonprofit organization founded to support the responsible integration of advanced air mobility into communities through education, communication, and collaboration. CAMI understands the importance of connecting communities and helps equip state and local decision-makers, planners, and the public with the information needed to formulate policy and identify and design the infrastructure and system elements needed to integrate advanced air mobility into transportation systems. CAMI connects communities and industry by providing expertise, resources, and peer collaboration opportunities to state and local leaders, decision-makers and planners that will be vital to the successful integration of aviation into our daily transportation options.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022) relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s, Skyports’, L3Harris’, and CAMI’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in Zanite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.